UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                               June 1, 2004
______________________________________________________________________________
             Date of report (Date of earliest event reported)


                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


       Maryland                      000-29949                   31-1686242
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


6100 West Chester Road, West Chester, Ohio                          45071
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                              (513) 870-3530
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Item 5.   Other Events and Required FD Disclosure
          ---------------------------------------

     On June 1, 2004, Peoples Community Bancorp, Inc. issued a press release announcing the declaration of its first ever quarterly cash dividend and intention to purchase shares on the open market for its employee stock ownership plan. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibit is included with this Report:

Exhibit No.         Description
-----------         -----------

       99.1         Press Release, dated June 1, 2004

























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.


  Date: June 1, 2004          By:  /s/ Jerry D. Williams
                                   ----------------------------
                                   Jerry D. Williams
                                   President and Chief Executive Officer




























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